REGISTRATION RIGHTS AGREEMENT


     AGREEMENT dated as of January 26, 1996, by and among ONEITA INDUSTRIES, INC., a Delaware corporation (the "Company"), and each of the persons listed on
Schedule I annexed hereto (collectively, the "Holders" and individually, the "Holder").

                        W I T N E S S E T H:

     WHEREAS, pursuant to a Note Purchase Agreement dated as of December 28, 1995 (the "Purchase Agreement"), by and among the Company and the Holders, the Company is selling certain subordinated promissory notes of the Company (the "Notes") in the aggregate principal amount of $15,000,000, one of which Notes is in the principal amount of $7,500,000 and is exchangeable as herein provided (the "Avondale Note") and another of which Notes is in the principal amount of $3,750,000 and may be exchangeable as herein provided (the "Initial Gintel Note");

     WHEREAS, the Company intends to make a common stock rights offering (the "Rights Offering") to the holders of shares of the Company's common stock, $.25 par value per share (the "Common Stock"), and the Holders are willing to act as standby purchasers with respect to the Rights Offering pursuant to a standby agreement among the Company and the Holders (the "Standby Agreement");

     WHEREAS, as set forth in the Purchase Agreement, if, (a) by May 31, 1996, the Rights Offering is not consummated, or (b) an "Event of Default occurs (as defined in the Avondale Note or the Initial Gintel Note) or, if prior to May 31, 1996, (c) the stockholders of the Company vote to not approve the Rights Offering and the transactions contemplated thereby and in the Purchase Agreement, (d) the Company publicly announces that it will not proceed with the Rights Offering or (e) any other event takes place which effectively prohibits

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the Company from lawfully  consummating the Rights Offering by May 31, 1996
(the date of occurrence of any of the events described in clauses (a) through (e) above being referred to as the "Conversion Date"), then the Holders shall have the right (subject, in the case of Robert Gintel, to the Company's receipt of any requisite consents) to exchange the Avondale Note and the Initial Gintel Note for certain convertible 10% subordinated notes of the Company in like principal amounts (the "Replacement Notes"), such Replacement Notes to be convertible into shares of Common Stock of the Company at the rate of $7.00 per share;

     WHEREAS, in connection with the sale by the Company of the Notes, the Company is agreeing, subject to its prior receipt of all requisite approvals and consents, including, without limitation, those of the New York Stock Exchange and/or the Company's stockholders, to issue and sell to one of the Holders, five-year warrants (the "Warrants") to purchase up to 125,000 shares of the Company's Common Stock at $7.00 per share; and

     WHEREAS, the Company and the Holders agree that the Holders shall have the registration rights set forth herein with respect to any shares of Common Stock acquired by the Holders pursuant to the Standby Agreement, upon the conversion of the Replacement Notes and/or upon the exercise of the Warrants or any shares issued or issuable in respect of such Common Stock upon any stock dividend, recapitalization or similar event (collectively, the "Registrable Shares").

     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the parties hereby agree as follows:

     1. Restrictive Legend. Each certificate representing the Registrable Shares shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Securities Act of 1933, as amended (the "Securities Act")) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):
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           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
           1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     1.0.1 In addition, the Company may place, or instruct its transfer agent and registrar to place, stop transfer orders against certificates which have the aforementioned restrictive legend thereon. For purposes of this Agreement, "Restricted Securities" shall mean securities of the Company which are required to bear the aforementioned legend thereon.

     1.1 Upon request of a Holder holding Registrable Shares which are Restricted Securities, the Company shall remove the foregoing legend from the certificate or issue to such Holder a new certificate therefor free of any transfer legend and without any stop transfer against such Registrable Shares, if, with such request, the Company shall have received either an opinion of counsel or a "no-action" letter referred to in Section 2 hereof to the effect that any transfer by such Holder of the Registrable Shares evidenced by such certificate will not violate the Securities Act and applicable state securities laws or the Shares have been sold pursuant to an effective registration statement under the Securities Act. The Company shall promptly reimburse the transferring holder for all reasonable legal fees and expenses incurred by such Holder in obtaining the legal opinion or "no action" letter referenced in this
Section 1(b).

     2. Notice of Proposed Transfers. Prior to any proposed transfer of any Restricted Securities (other than under circumstances described in Sections 3 and 4 hereof), the Holder thereof shall give written notice (the "Notice") to the Company of such Holder's intention to effect such transfer. Each Notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except in transactions in compliance with Rule 144) by either (i) a written opinion of legal counsel, who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the staff of the Securities and Exchange Commission (the "Commission") to the effect that the distribution of such Securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the Notice. The Company shall promptly reimburse the transferring Holder for all reasonable legal fees and expenses incurred by such Holder in obtaining the legal opinion or "no action" letter referenced in this Section 2(a).

     2.1 Prior to any proposed transfer requested in the Notice and as a condition thereto, each Holder will, if requested by the Company, and if required because any of the Restricted Securities are not to be sold pursuant to an effective registration statement under the Securities Act or a "no action" letter or an opinion of counsel described in the foregoing subsection, deliver to the Company (i) an investment covenant signed by the proposed transferee,
(ii) an agreement by such transferee to the impression of the restrictive legend set forth in Section 1(a) on the certificates representing the Registrable Shares to be transferred to such transferee, (iii) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent and registrar, if any, with respect to the Shares proposed to be transferred, (iv) an agreement by the transferee to assume the transferor's obligations under this Agreement, and (v) an agreement by the transferee to indemnify the Company to the same extent as set forth in Subsection (c) below. Any transferee complying with this Subsection (b) shall also be deemed a "Holder" for purposes of the registration rights under Sections 3 and 4 herein.

     2.2 Each Holder agrees to indemnify the Company against any and all losses, claims, damages, expenses or liabilities to which the Company may become subject under any federal or state securities law, at common law, or otherwise, insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon (i) any transfer by such Holder of such Registrable Shares in violation of the Securities Act, or the rules and regulations promulgated thereunder, (ii) any transfer by such Holder of Shares in violation of the provisions of this Section 2 or (iii) any untrue statement or omission to state any material fact in connection with such Holder's investment representations or with respect to the facts and representations supplied to counsel to the Company upon which its opinion as to a proposed transfer by such Holder was given.

     3. Demand Registration. At any time after receipt by any Holder of Registrable Shares that the Company receives a written request executed by one or more of the Holders (the "Initiating Holder") requesting registration of a number of shares of Common Stock at least equal to (i) thirty percent (30%) or more of the Registrable Shares then held by the Holders or (ii) the entire remaining number of Registrable Shares owned by the Initiating Holder, the Company will give notice of such request to each other Holder (the "Other Holders") and give them the right to participate therein in accordance with this
Section 3.

     3.1 As soon as practicable after receipt of the request given pursuant to Subsection (a) above, the Company shall prepare and file a registration statement (the "Registration Statement") under the Securities Act covering the

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Registrable  Shares  requested  to  be sold under a Registration Statement (the
"Registered  Shares")  and shall  otherwise  comply with its  obligations  under
Section 5.

     3.2 The Company's  obligations under this Section 3 shall be limited to six
(6) effective Registration Statements under the Securities Act, three of which may be initiated by each of Robert M. Gintel and Avondale Mills, Inc. or their respective transferees in accordance with Section 8(b) hereof.

     3.3 If a registration pursuant to this Section 3 is for a registered public offering involving an underwriting, the Company shall so advise the Holders. In such event, the right of any Holder to registration shall be conditioned upon such Holder's participation in the underwriting arrangements required by this
Section 3(d), and the inclusion of such Holder's Registrable Shares in the underwriting to the extent requested shall be limited to the extent provided herein.

     The Company shall (together with the Initiating Holder and Other Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company, but subject to the reasonable approval of the Initiating Holder. Notwithstanding any other provision of this
Section 3, if the managing underwriter advises the Company in writing that market factors require a limitation of the number of shares to be underwritten, then the Company shall so advise the Initiating Holder and the Other Holders, and the number of shares that may be included in the registration and underwriting shall be allocated, first, to the Initiating Holder, and second, among the Other Holders in proportion to the number of shares proposed to be included in such registration by such Other Holders. No Registrable Shares excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation

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of  shares  in  accordance  with  the  above  provisions,  the  Company  or  the underwriters may round the number of shares allocated to any holder to the nearest one hundred (100) shares. If any such limitation results in the Initiating Holder being able to sell less than 75% of the Registrable Shares requested to be included by the Initiating Holder in such offering, the offering shall not be counted as a demand registration by the Initiating Holder for the purposes of Section 3(c).

     If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holder. The Registrable Securities and/or other securities withdrawn from such underwriting shall also be withdrawn from such registration.

     4. Piggy Back Registration Rights. At any time after the receipt by the Holders of any Registrable Shares, the Company will send written notice to the Holders then owning Restricted Securities as defined in Section 1(a)(ii), at least twenty (20) days prior to the filing of each and every Registration Statement filed by the Company, whether or not pursuant to this Agreement (other than a Registration Statement covering exclusively securities under an employee option or stock purchase plan, a merger, acquisition or similar transaction) and give to such Holders the right to have included therein any Registrable Shares then held by the Holders. Such notice must specify the proposed offering price and the plan of distribution. The Company must receive written notice from such Holders within fifteen days after the date of the Company's written notice, indicating the full name and address of each Holder desiring to have Registrable Shares included for sale in such Registration Statement and the number of Registrable Shares requested to be covered.

     4.1 If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 4(a). In such event the right of any Holder to registration pursuant to Section

4 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided in this Section 4(b).

     All Holders proposing to distribute their securities through such underwriting shall, together with the Company, enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. The Company shall use its reasonable best efforts to cause the managing underwriter of such proposed underwritten offering to permit the Registrable Shares proposed to be included in such registration to be included in the registration statement for such offering on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding any other provision of this Section 4, the Company shall be entitled to include in the registration all of the shares which the Company desires to sell for its own account, and if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Shares to be included in such registration. The Company shall so advise all Holders requesting to participate in such registration, and the number of shares that may be included in the registration and underwriting by all Holders shall be allocated among them, as nearly as practicable, first, to Avondale Mills, Inc. and, second, to Robert M. Gintel, or his or its respective transferees. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

     If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting also shall be withdrawn from such registration, and shall not be transferred prior to one hundred eighty (180) days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

     5. Miscellaneous  Registration Provisions.

     5.1 In connection with any Registration Statement filed pursuant to Sections 3 or 4 hereof:

     5.1.1 The Company's obligation under this Agreement to include Registrable Shares in a Registration Statement shall mean shares of Common Stock or any security received by a Holder in exchange or upon reclassification of the present Common Stock;

     5.1.2 the Holders of Registered Shares (herein "Registering Holders") shall furnish to the Company in writing such appropriate information (relating to the intention of such Holders as to proposed methods of sale or other disposition of the Registered Shares) and the identity of and compensation to be paid to any proposed underwriters to be employed in connection therewith as the Company, any underwriter, or the Commission or any other regulatory authority may request;

     5.1.3 the Registering Holders and the Company shall enter into the usual and customary form of underwriting agreement agreed to by the Company and any underwriter with respect to any such offering, if required, and such underwriting agreement shall contain the customary reciprocal rights of indemnity and contribution between the Company, the underwriters, and the selling shareholder, including the Registering Holders, to the extent set forth in Subsections (g) and (h) herein;

     5.1.4 the Registering Holders shall agree that they shall execute, deliver and/or file with or supply to the Company, any underwriters, the Commission and/or any state or other regulatory authority such information, documents, representations, undertakings and/or agreements necessary to carry out the provisions of the registration covenants contained in this Agreement and/or to effect the registration or qualification of their Registrable Shares under the Securities Act and/or any of the laws and regulations of any state or governmental instrumentality;

     5.1.5  the  Registering   Holders  shall  furnish  the  Company  with  such
questionnaires and other documents regarding their identity and background as the Company may reasonably request; and

     5.1.6 the Company's obligation to include the Registering Holders' Registrable Shares in a Registration Statement shall be subject to the written agreement of the Holders to offer the Registrable Shares in the same manner and on the same terms and conditions as the other securities of the same class are being offered pursuant to the Registration Statement, if such shares are being underwritten.

     5.2 if and whenever the Company is required to effect the registration of any Registrable Shares pursuant to Section 3 or 4, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Shares in accordance with the intended method or methods of disposition thereof, and pursuant thereto it will, as promptly as is practicable:

     5.2.1 before filing a Registration Statement or prospectus or any amendments or supplements thereto, furnish to the counsel of the Holders of the Registrable Shares covered by such Registration Statement copies of all documents proposed to be filed, which documents will be made available on a timely basis, for review by such counsel to the Holders;

     5.2.2 prepare and file with the Commission, as soon as practicable, and use its best efforts to cause to become effective, a Registration Statement to be offered on such form under the Securities Act as the Initiating Holder and the Company or, if not filed pursuant to Section 3 hereof, the Company, determines and for which the Company then qualifies;

     5.2.3 prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such Registration Statement until the earlier of such time as all of such Registrable Shares have been disposed of in accordance with the intended methods of disposition set forth in such Registration Statement or the expiration of one hundred eighty (180) days after such Registration Statement becomes effective; provided that such one hundred eighty (180) day period shall be extended in the case of a registration pursuant to Section 3 hereof for such number of days that equals the number of days elapsing from (A) the date the written notice contemplated by Section 5(b)(vii) hereof is given by the Company to (B) the date on which the Company delivers to the Selling Holders the supplement or amendment contemplated by Section 5(b)(vii) hereof;

     5.2.4 furnish to the Holders and to any underwriter of Registrable Shares such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any amendment or supplement thereto, in conformity with the requirements of the Securities Act, such documents incorporated by reference in such Registration Statement or prospectus, and such other documents, as the Holders or such underwriter may reasonably request, and, if requested, a copy of any and all transmittal letters or other correspondence to, or received from, the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

     5.2.5 make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement at the earliest possible moment;

     5.2.6 if required by a Holder, (A) furnish to each Holder and to any underwriter an opinion of counsel for the Company addressed to each Holder and underwriter and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the Registration Statement), (B) use its best efforts to furnish to each Holder a "cold comfort" or "special procedures" letter addressed to each Holder and signed by the independent public accountants who have audited the Company's financial statements included in such Registration Statement and (C) make such representations and warranties to the Holders and, in connection with any underwritten offering, to the underwriters, in each such case covering substantially the same matters with respect to such Registration Statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters and in underwriting agreements in underwritten public offerings of securities and such other matters as the Holders may reasonably request, and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, provided, however, that the Company shall not be obligated to cause the legal counsel and accountants' letters contemplated by this Subsection (b)(vi) to be delivered to the Holders if the Company would be required to incur unreasonable expenses to cause such letters to be delivered.


     5.2.7 immediately notify the Holders in writing (A) at anytime when a prospectus relating to a registration hereunder is required to be delivered under the Securities Act, of the happening of any event as a result of which the
prospectus   included  in  such  Registration  Statement,  as then  in  effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and
(B) of any request by the Commission or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any Registration Statement or other document relating to such offering, and in either such case, at the request of a Holder, prepare and furnish to such Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

     5.2.8 use its best efforts to list all such Registrable Shares covered by such Registration Statement on the principal securities exchange and inter-dealer quotation system on which a class of common equity securities of the Company is then listed, and to pay all fees and expenses in connection therewith;

     5.2.9 upon the transfer of shares by a Holder in connection with a registration hereunder (other than to an "affiliate" of the Company as such term is defined in Rule 144(a)), furnish unlegended certificates representing ownership of the Registrable Shares in such denominations as shall be requested by the Holders or the underwriters;

     5.2.10 promptly notify the Holders and the managing underwriter, if any, and if requested by any such Person, confirm such advice in writing,

     (A) of the  issuance by the  Commission  of any stop order  suspending  the
effectiveness  of  such   Registration   Statement  or  the  initiation  of  any
proceedings  for that purpose,

     (B) of the Company's becoming aware at any time that the representations and warranties of the Company contemplated by Section 5(b)(vii)

     (C) above have ceased to be true and correct, and (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;

     5.2.11 if reasonably requested by the managing underwriter, if any, or a majority in interest of the Registrable Shares being sold in connection with an underwritten offering, immediately include in a prospectus supplement or post-effective amendment to such Registration Statement such information as the managing underwriter or such majority in interest of the Registrable Shares being sold reasonably request to have included therein relating to the plan of distribution with respect to such Registrable Shares, including, without limitation, information with respect to the amount of Registrable Shares being sold to such underwriters and any other terms of the underwritten (or best-efforts underwritten) offering of the Registrable Shares to be sold in such of offering; and make all required filings of such prospectus supplement or post-effective amendment to such Registration Statement as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment to such Registration Statement;

     5.2.12 prior to any public offering of Registrable Shares, register or qualify or reasonably cooperate with the Holders, the managing underwriter, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any Holder or managing underwriter reasonably requests and do any and all other facts or things necessary to enable the disposition in such jurisdictions of the Registrable Shares covered by such Registration Statement;

     5.2.13 cooperate and assist in any filings required to be made with the NASD and any performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter" as required to be retained in accordance with the rules and regulations of the NASD); and

     5.2.14 otherwise use its best efforts to comply with the Securities Act, the Exchange Act, all applicable rules and regulations of the Commission and all applicable state blue sky and other securities laws, rules and regulations.

     5.3 The Company shall pay all out-of-pocket expenses and disbursements incurred by the Company and the Holders in connection with the Registration Statements filed by it pursuant to Sections 3 or 4, including, without limitation, all legal and accounting fees, Commission filing fees, National Association of Securities Dealers ("NASD") filing fees, printing costs, registration or qualification fees and expenses to comply with Blue Sky or other state securities laws, the fees of other experts, and any expenses or other compensation paid to the underwriters; provided, however, that such registration expenses shall not include underwriting commissions and discounts and transfer taxes, if any.

     5.4 The Company shall be obligated to keep any Registration Statement filed by it under Sections 3 and 4 effective under the Securities Act for a period of 180 days after the actual effective date of such Registration Statement and to prepare and file such supplements and amendments necessary to maintain an effective Registration Statement for such period. As a condition to the Company's obligation under this Subsection (d), the Registering Holders will execute and deliver to the Company such written undertakings as the Company and its counsel may reasonably require in order to assure full compliance with relevant provisions of the Securities Act.

     5.5 The Company shall use its best efforts to register or qualify the Registered Shares under such securities or blue sky laws in such jurisdictions within the United States as the Registering Holders may reasonably request; provided, however, that the Company reserves the right, in its sole discretion, not to register or qualify such Registered Shares in any jurisdiction where such Registered Shares do not meet with the requirements of such jurisdiction after having taken reasonable steps to meet such requirements or where the Company is required to qualify as a foreign corporation to do business in such jurisdiction and is not so qualified therein or is required to file any general consent to service of process.

     5.6 In the event all the Registered Shares have not been sold on or prior to the expiration of the period specified in Subsection (d) above, the Registering Holders hereby agree that the Company may deregister by post-effective amendment any shares covered by the Registration Statement, but not sold on or prior to such date. The Company agrees that it will notify the Registering Holders of the filing and effective date of such post-effective amendment.

     5.7 The Registering Holders agree that upon notification by the Company that the prospectus in respect to any public offering covered by the provisions hereof is in need of revision, they shall immediately upon receipt of such notification (i) cease to offer or sell any securities of the Company which must be accompanied by such prospectus; (ii) return all such prospectuses in their hands to the Company; and (iii) shall not offer or sell any securities of the Company until they have been provided with a current prospectus and the Company has given them notification permitting them to resume offers and sales.

     5.8 As a condition to the filing of a Registration Statement pursuant to this Agreement, the Company shall indemnify and hold harmless the Registering Holders and the underwriter(s) and controlling person(s) of such underwriter(s) who may purchase from or sell for the Registered Holders, any Registrable
Shares, from and against any and all losses, claims, damages, expenses or liabilities caused by any failure of the Company to comply with the Securities Act or any rule or regulation promulgated thereunder in connection with the registration of the Registrable Securities or any untrue statement of a material fact contained in the Registration Statement, any post-effective amendment to such registration statements, or any prospectus included therein required to be filed or furnished by reason of this Agreement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statements or alleged untrue statements or omissions based upon information furnished or required to be furnished in writing to the Company by the party seeking indemnification expressly for use therein; which indemnification shall include each person, if any, who controls any such underwriter within the meaning of the Securities Act and each officer, director, employee and agent of such underwriter; provided, however, that the Company shall not be obligated to so indemnify the Registering Holders or any such underwriter or other person referred to above unless the Registering Holders or underwriter or other person, as the case may be, shall at the same time indemnify the Company, its directors, each officer signing the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any registration statement or any prospectus required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by the Holder or underwriter expressly for use therein.

     5.9 Each party entitled to indemnification under paragraph (h) above (the "Indemnified Party") shall, promptly after receipt of notice of any claim or the commencement of any action against such Indemnified Party in respect of which indemnity may be sought, notify the party required to provide indemnification (the "Indemnifying Party") in writing of the claim or the commencement thereof; provided that the failure of the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to an Indemnified Party pursuant to the provisions of paragraph (h), unless the Indemnifying Party was materially prejudiced by such failure, and in no event shall such failure relieve the Indemnifying Party from any other liability which it may have to such Indemnified Party. If any such claim or action shall be brought against an Indemnified Party, it shall notify the Indemnifying Party thereof and the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable (except to the extent the proviso to this sentence is applicable, in which event it will be so liable) to the Indemnified Party under paragraph (h) for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation: provided that each Indemnified Party shall have the right to employ separate counsel to represent it and assume its defense (in which case, counsel to the Indemnifying Party shall not represent it) if (i) upon the advice of counsel, the representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them (in which case, if such Indemnified

Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party will not have the right to assume the defense of such claim or action on behalf of such Indemnified Party), or (ii) in the event the Indemnifying Party has not assumed the defense thereof within ten (10) days of receipt of notice of such claim or commencement of action, in which case the fees and expenses of one such separate counsel shall be paid by the Indemnifying Party. If any Indemnified Party employs such separate counsel it will not enter into any settlement agreement which is not approved by the Indemnifying Party, such approval not to be unreasonably withheld. If the Indemnifying Party so assumes the defense thereof (and by so assuming shall be solely responsible for liabilities relating to such claim or action, and shall release the Indemnified Party from such liabilities to the extent permitted by law, except to the extent the Indemnified Party is not entitled to be indemnified pursuant to paragraph
(h), it may not agree to any settlement of any such claim or action as the result of which any remedy or relief, other than monetary damages for which the Indemnifying Party shall be responsible hereunder, shall be applied to or against the Indemnified Party, without the prior written consent of the Indemnified Party. No Indemnified Party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or action. In any action hereunder as to which the Indemnifying Party has assumed the defense thereof with counsel satisfactory to the Indemnified Party, the Indemnified Party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the Indemnifying Party shall not be obligated hereunder to reimburse the Indemnified Party for the costs thereof.

     5.10 If for any reason the indemnification provided for above is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

     6. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:


     6.1 Make and keep public information available at all times, as those terms are understood and defined in Rule 144 under the Securities Act (as such Rule may be amended from time to time) or any similar rule hereinafter adopted by the Commission;

     6.2 File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

     6.3 Take such further action as any Holder may reasonably request, all to the extent required from time to time, to enable such Holder to sell Registrable Shares without registration under the Securities Act, including, without limitation, issuing appropriate instructions to the Company's transfer agent and registrar and exchanging legended certificates for certificates without legend and processing in requisite time frames counsel opinions, if any.

     7. No Other Registration Rights. The Company represents and warrants to the Holders that except as set forth in this Agreement and the Purchase Agreement, there are no other registration rights with respect to the Company's securities currently outstanding or other rights currently outstanding which could require the Company to register for sale pursuant to the Securities Act any securities of the Company (collectively, "Registration Rights"). In addition, the Company covenants and warrants to the Holders that at all times while the Holders have the right to request the registration of Registrable Shares hereunder, the Company will not, without the prior written consent of the Holders, grant to any person Registration Rights, the effect of which could (a) limit, in any registration statement subsequently filed by the Company, the number of Registrable Shares that the Purchasers may include in such registration statement or (b) otherwise adversely affect the priority of the Registration Rights being granted to the Holders hereunder.

     8. Miscellaneous. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and the successors and assigns of the Company and the permitted transferees of the Holders.

     8.1 Upon acquisition of any Registrable Shares, the Holders agree that the Registrable Shares shall not be transferable except upon the conditions set forth in this Agreement, which conditions are intended to insure compliance with the provisions of the Securities Act. Each Holder in any transfer subject to
Section 2 herein shall cause any proposed transferee of Registrable Shares held by that Holder to agree to take and hold those securities subject to the rights and obligations and upon the conditions specified in this Agreement.

     8.2 This Agreement contains the entire agreement among the parties hereto with respect to the subject matter herein, and cannot be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom the enforcement of any modification, change, discharge or termination is sought.

     8.3 References to the Holders or some of them by use of masculine pronoun is for convenience only and shall, where appropriate, be deemed to be reference by feminine or neuter pronouns. 8.4 Any notice, request, instruction or other document to be given hereunder shall be in writing and shall be delivered personally or sent by registered or certified mail as follows: (i) If to the
Company: 4130 Faber Place Suite 200, Ashley Corporate Center Charleston, South Carolina 29405 Attn: President

                     With a copy to:

                     Blau, Kramer, Wactlar & Lieberman, P.C.
                     100 Jericho Quadrangle
                     Jericho, New York  11753
                     Attn:  Edward I. Kramer

     (ii) If to the Holders, at the address specified next to their respective names on Schedule I hereto or to such other address as any party hereto hereinafter designates in writing to any other party hereto, and in the case of Robert M. Gintel, to:
                     Reid & Priest LLP
                     40 West 57th Street
                     New York, New York  10019
                     Attn:  Leonard Gubar
                and, in the case of Avondale Mills, Inc., to:

                     King & Spalding
                     191 Peachtree Street
                     Atlanta, Georgia  30303
                     Attn:  Michael J. Egan, III

     Upon receiving notice from a Holder (or any permitted transferee of an Holder) that Registrable Shares have been transferred and if the transferee is entitled to any rights under this Agreement, the Company shall give notices to such transferee as contemplated by this Agreement.

     8.5 The captions herein are inserted for convenience only and shall not affect the construction of this Agreement.

     8.6 This Agreement is executed and delivered in, and shall be construed in accordance with, and governed by, the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

     8.7 This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.


     IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.

                               ONEITA INDUSTRIES, INC.


                               By: /s/ James L. Ford
                                   Name: James L. Ford
                                   Title: Executive vice President and
                                          Chief Financial Officer


                               HOLDERS:


                               /s/ Robert M. Gintel
                                   Robert M. Gintel


                               AVONDALE MILLS, INC.


                               By: /s/ Jack R. Altherr, Jr.
                                   Name: Jack R. Altherr, Jr.
                                   Title: Vice President and
                                          Chief Financial Officer

                             SCHEDULE I


Holders



Robert M. Gintel

      Address:  6 Greenwich Office Park
                Greenwich, Connecticut  06831



Avondale Mills, Inc.

      Address:  506 South Broad Street
                Monroe, Georgia  30655